UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):            March 29, 2005 (March 29, 2005)

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Endo Boulevard, Chadds Ford, PA	19317

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 558-9800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 29, 2005, the Registrant intends to make a slide presentation at the Smith Barney Citigroup Health Care Conference in Washington, D.C., a copy of which presentation is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

     Not applicable.

(b) Pro Forma Financial Information.

     Not applicable.

(c) Exhibits.

Exhibit Number	Description
99.1	Slide Presentation of Endo Pharmaceuticals Holdings Inc. dated March 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/s/ Carol A. Ammon

	Name:	Carol A. Ammon
	Title:	Chairman & Chief Executive Officer

Dated: March 29, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Slide Presentation of Endo Pharmaceuticals Holdings Inc. dated March 29, 2005